Exhibit 10.30

AMENDMENT NO. 5 TO

CREDIT AGREEMENT

AMENDMENT NO. 5, dated as of July 19th, 2012 (this “Fifth Amendment”), to the credit Agreement, dated as of August 23, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BROADVIEW NETWORKS HOLDINGS, INC., a Delaware corporation (“Holdings”), BROADVIEW NETWORKS, INC., a Delaware corporation (“Broadview Networks”), BROADVIEW NETWORKS OF MASSACHUSETTS, INC., a Delaware corporation (“Broadview MA”), BROADVIEW NETWORKS OF VIRGINIA, INC., a Virginia corporation (“Broadview VA”), BRIDGECOM INTERNATIONAL, INC., a Delaware corporation (“Bridgecom International” and, together with Holdings, Broadview Networks, Broadview MA, Broadview VA, and Bridgecom International, the “Borrowers”), the various financial institutions and other Persons from time to time parties thereto (collectively, the “Lenders”), and THE CIT GROUP/BUSINESS CREDIT, INC. (“CIT”), as administrative agent (in such capacity, the “Administrative Agent”), collateral agent, and documentation agent for the Lenders.

BACKGROUND

The Borrowers, the Lenders, and the Administrative Agent are parties to the Credit Agreement, as amended by (i) that certain Amendment No. 1 dated as of July 27, 2007, (ii) that certain Amendment No. 2 dated as of November 12, 2010, (iii) that certain Amendment No. 3 dated as of December 8, 2011 and (iv) that certain Amendment No. 4 dated as of May 31, 2012 (as in effect prior to this Fifth Amendment, the “Existing Credit Agreement” and as amended hereby and from time to time hereafter, the “Credit Agreement”).

The Borrowers have requested that the Administrative Agent and the Lenders extend the Maturity Date under and further amend the Existing Credit Agreement, all as more fully set forth herein.

The Administrative Agent and the Lenders are amenable to the foregoing requests, all as more fully set forth and on the terms and conditions contained herein.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1. DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Existing Credit Agreement.

Section 2 AMENDMENT TO THE EXISTING CREDIT AGREEMENT.

2.1 Amendment and Addition of Certain Defined Terms. Section 1.1 of the Existing Credit Agreement shall be amended to (a) add the following new defined terms: “Fifth Amendment” and “Fifth Amendment Effective Date”, and (b) amend and restate the following defined term: “Maturity Date”, all of which are deemed inserted in their proper alphabetical order, as set forth below:

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated on or about July 19, 2012, among the Administrative Agent, the Lenders and the Borrowers.

“Fifth Amendment Effective Date” has the meaning assigned thereto in the Fifth Amendment.

“Maturity Date” means the earliest to occur of (a) September 5, 2012, (b) the date that the Revolving Credit Commitment is reduced to $0 pursuant to Section 2.5, or (c) the date of termination of the Revolving Credit Commitment by the Administrative Agent on behalf of the Lenders pursuant to Section 10.2(a).

Section 3 GENERAL RELEASE; INDEMNITY

3.1 Release. In consideration of, among other things, the Lenders’ execution and delivery of this Fifth Amendment, each of the Credit Parties, on behalf of itself and its successors and assigns (collectively, “Releasors”), hereby forever waives, releases and discharges to the fullest extent permitted by law, and hereby agrees to hold each Releasee (as defined below) harmless from, any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), causes of action, demands, suits, costs and expenses, and damages (collectively, the “Claims”), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Administrative Agent, the Lenders and their respective affiliates, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, consultants, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Fifth Amendment; provided that (a) such release shall only relate to Claims arising directly and primarily from or relating directly and primarily to the Loan Documents and (b) such release shall not apply to Claims resulting from the gross negligence or willful misconduct of the Releasee relating directly and primarily to the Loan Documents. In entering into this Fifth Amendment, each of the Credit Parties, has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 3.1 shall survive the termination of the Credit Agreement and the other Loan Documents and payment in full of the Obligations.

3.2 Indemnity. Each of the Credit Parties, hereby agrees that its obligation to indemnify and hold the Releasees harmless as set forth in the immediately preceding Section 3.1, shall include an obligation to indemnify and hold Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorney’s fees and expenses) or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of any of the Credit Parties, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Fifth Amendment or any other document executed in connection herewith; provided that none of the Credit Parties, shall have any indemnification obligation to any Releasee pursuant to this Section with respect to liabilities to the extent resulting from the gross negligence or willful misconduct of any Releasee. If and to the extent that the foregoing undertaking is adjudged by a final judicial determination to be unenforceable for any reason, each of the Credit Parties jointly and severally agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law. The foregoing indemnity shall survive the termination of the Credit Agreement and the other Loan Documents and the payment in full of the Obligations.

3.3 Ratification of Liability. Subject to the terms of the Credit Agreement and this Fifth Amendment, each of the Credit Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such Person grants liens or security interests in its properties or otherwise act as accommodation parties or guarantors, as the case may be, hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents (as amended hereby) to which it is a party (including, without limitation, the obligation to pay interest at the rate of interest contemplated by Section 4.1(c) of the Credit Agreement on account of Events of Default heretofore occurring, currently pending or hereafter arising) and, to the extent such Credit Party granted liens on or security interests in any of its properties pursuant to any such Loan Document as security for or otherwise guaranteed any or all Obligations under or with respect to the Loan Documents, each of the Credit Parties hereby ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Fifth Amendment. Except as otherwise provided herein, the execution of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Lender, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

Section 4 REPRESENTATIONS AND WARRANTIES AND COVENANTS

Each of the Borrowers hereby represents and warrants to the Administrative Agent and the Lenders as follows:

4.1 The Fifth Amendment. The execution, delivery and performance by each Credit Party of this Fifth Amendment, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties. This Fifth Amendment has been duly and validly executed by an authorized executive officer of each of the Borrowers and constitutes the legal, valid and binding obligation of each of the Borrowers enforceable against each of the Borrowers in accordance with its terms. The Credit Agreement, as amended by this Fifth Amendment, remains in full force and effect and is the valid and binding obligation of each of the Borrowers enforceable against each of the Borrowers in accordance with its terms. Each of the Borrowers hereby ratifies and confirms the Credit Agreement, as amended by this Fifth Amendment.

4.2 No Default or Event of Default. No Default or Event of Default has occurred or now exists under the Credit Agreement, as amended by and after giving effect to this Fifth Amendment, and no Default or Event of Default will occur as a result of the effectiveness of this Fifth Amendment.

4.3 Solvency. After giving effect to the consummation of the transactions contemplated in this Fifth Amendment and the other Loan Documents, and excepting (a) the obligation of the Borrowers to discharge all amounts due in respect of the Senior Secured Notes on or about September 1, 2012, and (b) the commencement by the Borrowers on or about July 13, 2012, of a solicitation for a pre-packaged case under Chapter 11 of the United States Bankruptcy Code, the Credit Parties on a consolidated basis are Solvent.

4.4 Restatement of Representations and Warranties. The representations and warranties of each of the Borrowers contained in the Credit Agreement, as amended by and after giving effect to this Fifth Amendment, and the other Loan Documents are true and correct on and as of the date of this Fifth Amendment as though made on the date of this Fifth Amendment, it being understood and agreed that any representation or warranty which by its terms was made as of a specified date shall be required to be true and correct only as of such specified date; provided, however that during the period from and after the Fifth Amendment Effective Date through and until the Maturity Date, the representation and warranty of the Borrowers set forth in Sections 6.1(p) and 6.1(q) of the Credit Agreement shall be deemed to be made excepting (a) the obligation of the Borrowers to discharge all amounts due in respect of the Senior Secured Notes on or about September 1, 2012, (b) the commencement by the Borrowers on or about July 13, 2012, of a solicitation for a pre-packaged case under Chapter 11 of the United States Bankruptcy Code, and (c) the commencement by the Borrowers of a pre-packaged case under Chapter 11 of the United States Bankruptcy Code.

Section 5 CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Fifth Amendment (the “Fifth Amendment Effective Date”) is subject to the satisfaction of each and all of the following conditions precedent (unless waived in writing by the Administrative Agent and the Lenders):

5.1 Loan Documents. The Administrative Agent shall have received an executed copy of (i) this Fifth Amendment, and (ii) Secretary’s Certificate(s) with respect to the Credit Parties, confirming the due authorization of the transactions contemplated by the Fifth Amendment, together with copies of the authorizing resolutions, all in form and substance satisfactory to the Administrative Agent.

5.2 Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fifth Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

5.3 Amendment Fee. Borrowers shall pay to Administrative Agent for its sole benefit, an amendment fee in the amount of One Hundred Twenty Five Thousand Dollars ($125,000.00) (the “Fifth Amendment Fee”), which shall be deemed fully earned and immediately due and payable upon the execution of this Fifth Amendment and which shall be paid either directly by Borrowers or by the Administrative Agent’s making a Revolving Credit Loan and retaining the proceeds in satisfaction of such Fifth Amendment Fee.

Section 6 CONSENT AND AFFIRMATION OF GUARANTORS.

In order to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment and to provide the accommodations set forth herein, and in consideration of such accommodations, each Guarantor hereby: (i) consents to the provisions of this Fifth Amendment; (ii) confirms, agrees and certifies that as of the date of this Fifth Amendment (a) such Guarantor’s obligations under the Guaranty Agreement and the Collateral Agreement, relating to the Guaranteed Obligations (as defined in the Guaranty Agreement) and/or the Obligations, as amended by this Fifth Amendment shall be unimpaired hereby, (b) such Guarantor has no defenses or set-offs against the Administrative Agent or the Lenders, or any of their officers, directors, employees, agents or attorneys with respect to its Guaranty, (c) all of the terms, conditions and covenants in the Guaranty Agreement remain unaltered and in full force and effect and are hereby ratified and confirmed; (iii) reaffirms the Guaranty Agreement in accordance with its terms; (iv) acknowledges that the Guaranty Agreement extends to each and every obligation due and owing from the Borrowers to the Administrative Agent and the Lenders under the Credit Agreement; (vi) certifies that as of the date of this Fifth Amendment all of the representations and warranties made in the Guaranty Agreement and the Collateral Agreement are true and correct in all material respects; and (vii) ratifies and confirms the indemnification and waiver of jury trial provisions contained in the Guaranty Agreement and the Collateral Agreement

Section 7 MISCELLANEOUS.

7.1 Governing Law. This Fifth Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.

7.2 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Fifth Amendment.

7.3 Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

7.4 Headings. Section headings used in this Fifth Amendment are for the convenience of reference only and are not a part of this Agreement for any other purpose.

7.5 Negotiations. The Credit Parties acknowledge and agree that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Administrative Agent and the Lenders.

7.6 Non-waiver. Except as otherwise provided in this Fifth Amendment, the execution, delivery, performance and effectiveness of this Fifth Amendment shall not operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement or the other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. Further, none of the provisions of this Fifth Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement, except as provided by this Fifth Amendment.

7.7 Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Fifth Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fifth Amendment.

7.8 Further Assurances. The Borrowers agree that they will, promptly upon the request of the Administrative Agent, make, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or the Required Lenders (through the Administrative Agent) may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Administrative Agent and the Lenders their respective rights under the Credit Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective officers or Administrative Agent thereunto duly authorized as of the date first written above.

BORROWERS

BROADVIEW NETWORKS HOLDINGS, INC.
BROADVIEW NETWORKS INC.
BROADVIEW NETWORKS OF MASSACHUSETTS, INC.
BROADVIEW NETWORKS OF VIRGINIA, INC.
BRIDGECOM INTERNATIONAL, INC.

By:	/s/ Corey Rinker
Name:	Corey Rinker
Title:	CFO

GUARANTORS

BRIDGECOM HOLDINGS, INC.
TRUCOM CORPORATION
BRIDGECOM SOLUTIONS GROUP, INC.
OPEN SUPPORT SYSTEMS, LLC
BROADVIEW NP ACQUISITION CORP.
BV-BC ACQUISITION CORPORATION

By:	/s/ Corey Rinker
Name:	Corey Rinker
Title:	CFO

SIGNATURES CONTINUED ON FOLLOWING PAGE

ADMINISTRATIVE AGENT

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Renee M. Singer
Name:	Renee M. Singer
Title:	Managing Director

LENDERS:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Renee M. Singer
Name:	Renee M. Singer
Title:	Managing Director